                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-12

                        THE FIRST COMMONWEALTH FUND, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        ----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        ----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        ----------------------------------------------------------------------
    (5) Total fee paid:
        ----------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid
        ----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------------------------
    (3) Filing Party:
        ----------------------------------------------------------------------
    (4) Date Filed:
        ----------------------------------------------------------------------

                                  [FCO LOGO]               800 Scudders Mill
                                                            Road
                                                           Plainsboro, New
                                                            Jersey 08536
                                                           (609) 282-4600

                                                           March 19, 2001

Dear Shareholder:

  The Annual Meeting of Shareholders is to be held at 3:00 p.m. (Eastern time), on Thursday, April 19, 2001 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope postage prepaid in which to return your proxy card are enclosed.

  At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class III Directors for a three-year term and the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

  Your Directors recommend that you vote in favor of each of the foregoing matters.


                                      MARTIN J. GILBERT
                                      Chairman

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

Following the acquisition of the Fund's investment manager and investment adviser by Aberdeen Asset Management, PLC, the name of the investment manager was changed from EquitiLink International Management Limited to Aberdeen Asset Managers (C.I.) Limited, and the name of the investment adviser was changed from EquitiLink Australia Limited to Aberdeen Asset Management Limited.

            EFFECTIVE MAY 1, 2001, YOUR FUND WILL HAVE A NEW NAME:

                    ABERDEEN COMMONWEALTH INCOME FUND, INC.

                          Stock Exchange Symbol: FCO

                       THE FIRST COMMONWEALTH FUND, INC.

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                April 19, 2001

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, April 19, 2001, at 3:00 p.m. (Eastern time), for the following purposes:

  (1) To elect three Directors to serve as Class III Directors for a three-year term;

  (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year; and

  (3) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on March 5, 2001 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Plainsboro, New Jersey
March 19, 2001

  IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                       THE FIRST COMMONWEALTH FUND, INC.

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                                ---------------

                        Annual Meeting of Shareholders
                                April 19, 2001

                                ---------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Commonwealth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, April 19, 2001, at 3:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is March 19, 2001 or as soon as practicable thereafter.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted FOR Proposal 1, and proxies submitted by holders of the Fund's preferred stock will be voted FOR Proposal 2. The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

  Shareholders may vote using the enclosed postage pre-paid proxy card. Shareholders may also vote by telephone or internet. To vote by telephone or internet, shareholders should follow the instructions contained on their proxy card.

  The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

  Approval of the election of Class III Directors to the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Approval of the election of Preferred Directors to the Board of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting. Abstentions are treated as present and will have the effect of a vote "against" each Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the Proposals will be voted "for" each Proposal.

  In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted "for" a proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted "against" a proposal, against adjournment.

  The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                          Solicitation of Vote
                                       Solicitation of             of
                                           Vote of       Preferred Stockholders
                                     Common Stockholders      (Series W-7)
                                     ------------------- ----------------------
Proposal 1:
Election of Class III Directors.....         Yes                  No

Proposal 2:
Election of Preferred Directors.....         No                   Yes

  The Board of Directors has fixed the close of business on March 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 5, 2001, the Fund had outstanding 9,266,209 shares of common stock, par value $0.01 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.01 per share.

  The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2000, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to Investor Relations, Aberdeen Asset Management, 45 Broadway, 31st Floor, New York, New York 10006, Telephone: 1-800-522-5465.

                  PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

  The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of whom, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Neville J. Miles and Warren C. Smith, Directors who were elected to serve until the Meeting, and Martin Gilbert, who was appointed to the board in February 2001, have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Class III Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2004 and until their successors are duly elected and qualified. Mr. Gilbert was appointed to the Board by the Board of Directors, including the Directors who are not interested persons of the Fund, to fill a vacancy on the Board of Directors. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class III for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

  The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                          Shares
                                                                                       Beneficially
                                                                                         Owned and
                                                                                        % of Total
                          Principal Occupations and Employment for            Director  Outstanding
Name and Address           Past Five Years and Other Directorships        Age  Since   on 1/31/01(1)
----------------          ----------------------------------------        --- -------- -------------
             Class III (Current Directors and Nominees for a Term
               Expiring at the Annual Meeting to be held in 2004)

Martin J. Gilbert*  Mr. Gilbert is the Chief Executive and an Executive   45    2001         0
One Albyn Place       Director of Aberdeen Asset Management PLC, which
Aberdeen, Scotland    was established in 1983 and is the parent company
AB10 1YG              of the Fund's Investment Manager and Investment
                      Adviser. He is one of the founding directors of
                      Aberdeen Asset Management PLC and has been
                      involved in the investment management industry
                      since 1982 after he qualified as a chartered
                      accountant. He has been Chairman of the Board of
                      the Fund and of The First Australia Prime Income
                      Fund, Inc. since 2001.

                    Director, Aberdeen Smaller Companies Investment
                      Trust PLC (since 1995); Director, Aberdeen Asset
                      Management Asia Limited (since 1991); Director,
                      Aberdeen Asset Management Ireland Limited (since
                      1998); Director, Aberdeen Asset Management PLC
                      (since 1983); Director, Aberdeen Asset Managers
                      Jersey Limited (since 1999); Director, Aberdeen
                      Asset Managers Limited (since1987); Director,
                      Aberdeen Convertible Income Trust PLC (since
                      1995); Director, Aberdeen Development Capital PLC
                      (since 1986); Director, Aberdeen Emerging
                      Economies Investment Trust PLC (since 1993);
                      Director, Aberdeen Football Club PLC (since 1997);
                      Director, Aberdeen Fund Managers Inc (since 1995);
                      Director, Aberdeen Global Fund (since 1998);
                      Director, Aberdeen Graham Asset Management Limited
                      (since 1999); Director, Aberdeen International
                      Fund Managers Limited (since 1998); Director,
                      Aberdeen Investment Services S.A. (since 1998);
                      Director, Aberdeen International Fund PLC (since
                      1997); Director, Aberdeen Property Investors
                      Limited (since 2000); Director, Aberdeen Umbrella
                      Cash Fund PLC (since 1998); Director, Aberdeen
                      Unit Trust Managers Limited (since 1987);
                      Director, Aberdeen Fund Managers Ireland Limited
                      (since 2000); Director, APFM Wind-Up Limited
                      (since 1994); Director, Argosy Asset Management
                      Luxembourg SA (since 1991); Director, Balgranach
                      Properties Limited(since 1998); Director, Bogey
                      One Limited (since 1998); Director, Broadgate
                      Investment Trust PLC (since 1995); Director,
                      Chaucer Holdings PLC (since 1993); Director,
                      FirstGroup

                                                                                                Shares
                                                                                             Beneficially
                                                                                               Owned and
                                                                                              % of Total
                                Principal Occupations and Employment for            Director  Outstanding
Name and Address                 Past Five Years and Other Directorships        Age  Since   on 1/31/01(1)
----------------                ----------------------------------------        --- -------- -------------
                            PLC (since 1995); Director, Grampian Country Food
                            Group Limited (since 1996); Director, Grampain
                            Enterprises Limited (since 1997); Director,
                            Healthcare Reform Investment Trust PLC (since
                            1996); Director, Inner Workings Group PLC (since
                            1999); Director, Jersey Phoenix Trust Limited
                            (since 1999); Director, Lombard International
                            Assurance SA (since 1991); Director, New Asia
                            (Isle of Man) Limited (since 1996); Director,
                            Phoenix Aberdeen International Advisors LLC (since
                            1996); Director, Pointon York Nominees Limited
                            (since 1994); Director, Primary Health Properties
                            PLC (since 1996); Director, Property Management
                            Employment Services Limited (since 2000);
                            Director, Property Partners (Whitgift) Limited
                            (since 2000); Director, Regent Property Partners
                            (Residential) Limited (since 2000); Director,
                            Regent Property Partners (Retail Parks) Limited
                            (since 2000); Director, Scottish Medicine PLC
                            (since 1998); Director, Templar Hotels LTD (from
                            1985 to 1989, reappointed 1990); Director, Tenon
                            Nominees (since 1987); Director, The London Market
                            Fund PLC (since1999); Director, The Taverners
                            Trust PLC (since 2000)

Neville J.                Mr. Miles has over 20 years of international           54   1999          0
Miles(degrees) 23 Regent    investment banking experience. He was formerly
Street Paddington,          head of Corporate Treasury at Westpac Banking
N.S.W. 2021 Australia       Corporation and Managing Director of Ord Minnett
                            Securities Limited (stockbrokers). Mr. Miles has
                            extensive experience in the areas of corporate
                            acquisitions and equity offerings.

                          Director, The First Australia Fund, Inc. (since
                            1996) and The First Australia Prime Income Fund,
                            Inc. (since 1996); Chairman and Director, MTM
                            Funds Management Limited (property trust) (since
                            1998); Director, MaxiLink Limited (investment company) and EquitiLink eLink Limited (investment company); Executive Director, EL&C Ballieu Limited
                            (stockbroker) (from 1994 to 1997); Executive
                            Director, Ord Minnett Securities Limited
                            (stockbroker) (from 1988 to 1994).

                                                                                                  Shares
                                                                                               Beneficially
                                                                                                 Owned and
                                                                                                % of Total
                                  Principal Occupations and Employment for            Director  Outstanding
Name and Address                   Past Five Years and Other Directorships        Age  Since   on 1/31/01(1)
----------------                  ----------------------------------------        --- -------- -------------
Warren C. Smith             Mr. Smith is a Managing Editor with The Bank Credit   45    1992      6,800
1002 Sherbrooke St. West      Analyst Research Group, independent publishers of
Suite 1600                    financial market research since 1949. Since 1982,
Montreal, Quebec H3A 3L6      he has helped direct the firm's investment
Canada                        strategy, and has been editor of several U.S. and
                              international publications. He also has developed
                              and edited new institutional research products
                              since 1989. Mr. Smith lectures to investment
                              groups around the globe. Director, First Australia
                              Prime Income Investment Company Limited (since
                              1993); Managing Editor, BCA Publications Ltd.
                              (financial publications, including The Bank Credit
                              Analyst) (since 1982).

                                    Class I
            (Term Expiring at the Annual Meeting to be held in 2002)

David Lindsay Elsum,        Mr. Elsum has over 20 years of experience in           63   1992          670
A.M.++                        investment and insurance markets. He is a member
9 May Grove                   of the Australian Securities and Investment
South Yarra, Victoria 3141    Commission Takeover Panel and a member of the
Australia                     Australian Government Administrative Appeals
                              Tribunal. Previously, he was founding Managing
                              Director of Capel Court Investment Bank Chairman,
                              Stodart Investment Pty. Ltd, and subsequently,
                              Chief Executive of major public companies
                              including The MLC Limited (insurance) and
                              President of the State of Victoria Superannuation
                              Fund (pension fund management).

                            Director, The First Australia Fund, Inc. (since
                              1985), The First Australia Prime Income Fund, Inc.
                              (since 1986) and First Australia Prime Income
                              Investment Company Limited (since 1986); Director,
                              MaxiLink Limited (investment company); Chairman,
                              Audit Victoria; Chairman, Melbourne Wholesale Fish
                              Market Ltd.; Chairman, QueenVictoria Market;
                              Director, EquitiLink eLink Limited (investment company); Director, Financial Planning
                              Association.

Laurence S. Freedman*       Mr. Freedman has over 35 years of experience in        57   1992      405,897
G.P.O. Box 4306               funds management with a focus on global investment
Sydney, N.S.W. 2001           analysis. Prior to founding EquitiLink in 1981, he
Australia                     was Director of Investment at BT Australia
                              Limited. Mr. Freedman's areas of fund management
                              specialization include investment in resource and
                              development companies, international economies and
                              the geo-political impact on investment markets.

                                                                                                Shares
                                                                                             Beneficially
                                                                                               Owned and
                                                                                              % of Total
                                Principal Occupations and Employment for            Director  Outstanding
Name and Address                 Past Five Years and Other Directorships        Age  Since   on 1/31/01(1)
----------------                ----------------------------------------        --- -------- -------------
                          Chairman (from 2000 to 2001) and President (from
                            1992 to 2001) of the Fund; Chairman, (from 1995 to
                            2001), President (from 1985 to 2000) and Director
                            (since 1985), The First Australia Fund, Inc.;
                            Chairman (from 1995 to 2000), Vice President (from
                            1986 to 2001) and Director (from 1986 to 2000),
                            The First Australia Prime Income Fund, Inc.; Joint
                            Managing Director, First Australia Prime Income
                            Investment Company Limited (from 1986 to 2001);
                            Founder and Joint Managing Director, EquitiLink
                            Australia Limited (from 1981 to 2000); Director,
                            EquitiLink Limited (holding company) (from 1986 to
                            2000), EquitiLink Holdings Limited (holding
                            company) (since 1998) and EquitiLink International
                            Management Limited (from 1985 to 2000); Chairman
                            (since 1987) and Joint Managing Director (from
                            1987 to 2000), MaxiLink Limited (investment
                            company); Joint Managing Director (from 1994 to
                            2000) and Director (since 1994), EquitiLink eLink
                            Limited (investment company); Managing Director,
                            Link Enterprises (International) Pty. Limited
                            (investment management company) (since 1980);
                            Director, Ten Group Pty. Limited (since 1994) and
                            Ten Network Holdings Limited (commercial
                            television operator) (since 1998).

Sir David Rowe-Ham 140    Sir David Rowe-Ham has been Director and Chairman of  65  2001     0
Piccadilly                  Brewin Dolphin Holdings PLC, a fund manager and
London                      stockbroker listed on the L.S.E., since 1992.
United Kingdom W1VGFH

                          Director and Chairman, Roam Investments Ltd. (since
                            1984); Director and Chairman, Olayan Europe Ltd.
                            (since 1989); Director and Chairman, Coral
                            Products PLC (since 1995); Director and Chairman,
                            BNP Paribas South Asia Investment Co. Ltd. (since
                            1995); President, The Crown Agents Foundation
                            (since 1996); Director, St. David's Investment
                            Trust PLC (since 1996); Director and Chairman,
                            Aspect Internet Holdings Ltd. (since 2000);
                            Director, Chubb plc (since 2000).

E. Duff Scott             Mr. Scott is currently President of Multibanc         64  1992     5,000
70 University Avenue        Financial Corporation and Multibanc NT Financial
Suite 400                   Corporation, investment holding companies. He also
Toronto, Ontario M4N 3J6    serves as Chairman of QLT Phototherapeutics, a
Canada                      biopharmaceutical company. Previously he was
                            Chairman of Peoples Jewelers Corporation (retail
                            jeweler).

                                                                                            Shares
                                                                                         Beneficially
                                                                                           Owned and
                                                                                          % of Total
                            Principal Occupations and Employment for            Director  Outstanding
Name and Address             Past Five Years and Other Directorships        Age  Since   on 1/31/01(1)
----------------            ----------------------------------------        --- -------- -------------
                      Director, First Australia Prime Income Investment
                        Company Limited (since 1989); President, Multibanc
                        Financial Corporation and Multibanc NT Financial
                        Corporation (investment holding companies) (since
                        1990); Chairman, QLT Phototherapeutics
                        (biopharmaceuticals) (since 1991); Director, Perle
                        Systems Inc. (computers) (since 1997); Director,
                        Cedara Software Corp. (medical imaging) (since
                        1996); Director, Becker Milk Company (real
                        estate); Director, Pene Falls Paper; Director,
                        B Split Corporation (split share company);
                        Director, Telco Split Share Co. (split share
                        company); Director, Simmons Income Trust.

                                    Class II
            (Term Expiring at the Annual Meeting to be held in 2003)

William J.            Mr. Potter has extensive experience in investment      52   1992          0
Potter+++(degrees)      banking and fund management, including senior
236 West 27th Street    positions with Toronto Dominion Bank, Barclays
New York, NY 10001      Bank PLC and Prudential Securities, Inc. and board
                        of director positions with investment funds
                        involving over $20 billion in assets beginning in
                        1983. Mr. Potter has been involved in the
                        Australia capital markets since 1974 including
                        management and board of director positions with a
                        noted Australian brokerage house. Mr. Potter is
                        President of a U.S. investment bank and has
                        securities licenses in the U.S. and Canada.
                        Mr. Potter also has securities underwriting
                        experience in various capital markets with an
                        emphasis on natural resources.

                      Director, The First Australia Fund, Inc. (since
                        1985), The First Australia Prime Income Fund, Inc.
                        (since 1986) and First Australia Prime Income
                        Investment Company Limited (since 1986);
                        President, Ridgewood Group International Ltd.
                        (international consulting/investment banking)
                        (since 1989); President, Ridgewood Capital
                        Funding, Inc. (NASD) (private placement
                        securities) (since 1989); Director, International
                        Panorama Inc.; Director, National Foreign Trade
                        Counsel; Director, Longevity International Ltd.;
                        Director, Alexandria Bancorp (banking group in
                        Cayman Islands); Partner, Sphere Capital Partners
                        (corporate consulting) (from 1989 to 1997).

                                                                                                 Shares
                                                                                              Beneficially
                                                                                                Owned and
                                                                                               % of Total
                                 Principal Occupations and Employment for            Director  Outstanding
Name and Address                  Past Five Years and Other Directorships        Age  Since   on 1/31/01(1)
----------------                 ----------------------------------------        --- -------- -------------
Peter D. Sacks+++          Mr. Sacks' career has spanned 20 years in executive    55   1992        250
33 Yonge Street              positions in treasury management with CIBC, Chase
Suite 706                    Manhattan Bank and Midland Bank. He is currently
Toronto, Ontario M5E 1G4     president and director of Toron Capital Markets,
Canada                       Inc., a company which he established in 1988 to
                             design and manage customized hedging solutions for
                             institutional clients with commodity risks and
                             currency and interest rate exposures.

                           Director, The First Australia Fund, Inc. (since June
                             1999), The First Australia Prime Income Fund, Inc.
                             (since 1993) and First Australia Prime Income
                             Investment Company Limited (since December 1998);
                             President, Toron Capital Management Inc.
                             (investment management) (since 1997) and Toron
                             Capital Markets, Inc. (currency and interest rate risk advice and management) (since 1988);
                             President and Director, First Horizons Holdings
                             Limited (Canadian mutual fund distributor).

Hugh Young*                Mr. Young has been in the financial services           42   2001          0
21 Church Street             business since 1979. He has been an Executive
#01-01 Capital Square Two    Director of Aberdeen Asset Management PLC (parent
Singapore 049480             company of the Fund's Investment Manager and
                             Investment Adviser) since 1991. He has also been
                             Managing Director of Aberdeen Asset Management
                             Asia Limited (affiliate of the Fund's Investment
                             Manager and Investment Adviser) since 1992 and
                             Managing Director of Aberdeen International Fund
                             Managers Limited since 2000. He has been President
                             of the Fund, of The First Australia Fund, Inc.,
                             and of The First Australia Prime Income Fund, Inc.
                             since 2001.

                           Director, Aberdeen Asia Total Return (since 1998);
                             Director, Aberdeen Asset Management PLC (since
                             1991); Director, Aberdeen Asian Smaller Companies
                             Investment Trust Limited (since 1995); Director,
                             Aberdeen Asian Smaller Companies Investment Trust
                             PLC (since 1995); Director, Aberdeen Emerging Asia
                             Investment Trust Limited (since 1990); Director,
                             Aberdeen Asset Management Asia Limited (since
                             1991); Director, Aberdeen India Fund Limited
                             (since 1996); Director, Aberdeen New Dawn
                             Investment Trust PLC (since 1989); Director,
                             Aberdeen New Thai Investment Trust PLC (since
                             1989); Director, Aberdeen International Fund
                             Managers Limited (since 1998); Director, Aberdeen
                             International Management Ireland Limited (since
                             2000); Director, Apollo Europe Fund Limited (since
                             1996); Director,

                                                                                         Shares
                                                                                      Beneficially
                                                                                        Owned and
                                                                                       % of Total
                        Principal Occupations and Employment for             Director  Outstanding
Name and Address         Past Five Years and Other Directorships         Age  Since   on 1/31/01(1)
----------------        ----------------------------------------         --- -------- -------------
                    Apollo Investment Management Limited (since 1994);
                    Director, Apollo Hedge Fund (since 1996);
                    Director, Apollo Japan Fund Limited (since 1995);
                    Director Apollo Tiger Fund Limited (since 1994);
                    Director, Apollo Californian Fund Limited (since
                    1997); Director, JF Philippine Fund Ltd (since
                    1991); Director, MIMB Aberdeen Asset Management
                    Sdn. Bhd. (since 1998); Director, Phoenix Aberdeen
                    International Advisors PLC (since 1996); Director,
                    Aberdeen Asian Absolute Return Fund (since 1998);
                    Director, Apollo Protector Fund (since 1998);
                    Director, Aberdeen Global (since 1998); Director,
                    Aberdeen Investment Services S.A. (since 1998);
                    Director, Aberdeen PCC Limited (since 1999);
                    Director, Aberdeen Guernsey Limited (since 1999);
                    Director, The London Markets Fund (since 1999);
                    Director, The London Market Fund PLC (since 2000).

-------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's Investment Manager or Investment Adviser. Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Messrs. Gilbert and Young are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser. See "Further Information Regarding Directors and Officers--Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager."

+  Messrs. Potter, Sacks and Scott are members of the Audit Committee.

++ Messrs. Elsum, Potter and Sacks are members of the Contract Review
   Committee.

(degrees) Messrs. Miles and Potter are members of the Nominating Committee.

(1) The information as to beneficial ownership as of January 31, 2001 is based on statements furnished to the Fund by the Directors and nominees. Mr. Freedman, together with Brian M. Sherman, is a controlling shareholder of EquitiLink Holdings Limited and EIML Australia Pty Limited. Messrs. Freedman and Sherman share voting and investment power for 405,897 shares of the Fund's common stock owned by EquitiLink Holdings Limited and EIML Australia Pty Limited. With the exception of those 405,897 shares, which constituted approximately 4.38% of the outstanding shares of common stock of the Fund as of January 31, 2001, all shares listed in this table were owned with sole voting and investment power. In the aggregate, all of the shares in the table represented approximately 4.52% of the total shares of common stock outstanding as of January 31, 2001. Excluding the shares owned by Mr. Freedman, the Directors of the Fund representing the common stock, as a group, owned less than one percent of the total shares of common stock outstanding as of January 31, 2001 and no shares of the Fund's preferred stock.

  Please also see the information contained below under the heading "Further Information Regarding Officers and Directors."

  The Board of Directors recommends that holders of common stock vote FOR the election of the three nominees to the Fund's Board of Directors.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

  The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

  Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act") requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and John T. Sheehy have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Preferred Directors representing exclusively the holders of all series of the Fund's preferred stock until the Annual Meeting of Shareholders to be held in 2002. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named in the enclosed proxy to vote for the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors shall recommend.

  The following table sets forth certain biographical information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                             Shares of
                                                                                            Common Stock
                                                                                            Beneficially
                                                                                            Owned and %
                                                                                              of Total
                                                                                            Outstanding
                               Principal Occupations and Employment for            Director      on
Name and Address                Past Five Years and Other Directorships        Age  Since    1/31/01(1)
----------------               ----------------------------------------        --- -------- ------------
Dr. Anton E. Schrafl     Dr. Schrafl is currently Deputy Chairman of            69   1993         0
Talstrasse 83              "Holderbank" Financiere Glaris Ltd., a global
CH-8001 Zurich             manufacturer and distributor of cement and allied
Switzerland                products. He also serves on the Board of Directors
                           of Organogenesis, Inc., a medical products company
                           involved in cell culture, and Apogee Technology
                           Inc., a manufacturer of digital amplifiers.

                         Director, The First Commonwealth Fund, Inc. (since
                           1993); Director, First Australia Prime Income
                           Investment Company Limited.

John T.                  Mr. Sheehy has over 30 years' experience in            58   1992         0
Sheehy++(degrees)          investment banking with companies such as J. P.
235 Montgomery Street      Morgan & Company and Bear, Stearns & Co. Inc. His
Suite 300                  specialty areas include securities valuation,
San Francisco, CA 94104    public offerings and private placements of debt
                           and equity securities, mergers and acquisitions
                           and management buyout transactions. He has been
                           Managing Director for R.W. Pressprich & Co. Inc.,
                           investment banking, since 2000.

                                                                             Shares of
                                                                            Common Stock
                                                                            Beneficially
                                                                            Owned and %
                                                                              of Total
Name                                                                        Outstanding
and            Principal Occupations and Employment for            Director      on
Address         Past Five Years and Other Directorships        Age  Since    1/31/01(1)
-------        ----------------------------------------        --- -------- ------------
         Director, The First Australia Fund, Inc. (since
           1985), The First Australia Prime Income Fund, Inc.
           (since 1986) and First Australia Prime Income
           Investment Company Limited (since 1986); Managing
           Director, The Value Group LLC (investment banking)
           (since 1997); Director, Video City, Inc. (video
           retail merchandising) (since 1997); Managing
           Director, Black & Company (investment banking)
           (from 1996 to 1997); Managing Director, Sphere
           Capital Partners (investment banking) (from 1987
           to 1996); Director, Sandy Corporation (corporate
           consulting, communication and training) (from 1986
           to January 1996).

-------
++ Mr. Sheehy is a member of the Contract Review Committee.

(degrees) Mr. Sheehy is a member of the Nominating Committee.

(1) As of January 31, 2001, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

  Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

  The Board of Directors recommends that holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

                     SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Fund, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2001.

  Audit services performed by PwC during the most recent fiscal year included the audit of the financial statements of the Fund. During the fiscal year ended October 31, 2000, the fees for services rendered by PwC to the Fund were:

                           Financial Information Systems
                                    Design and
         Audit Fees             Implementation Fees                All Other Fees*
         ----------        -----------------------------           ---------------
          $99,000                     $ None                          $148,000

-------
* This amount includes fees for services rendered by PwC to the Fund, the Investment Manager and Investment Adviser, and entities controlling, controlled by, or under common control with, the Investment Manager and Investment Adviser that provide services to the Fund.

  At its most recent meeting in December 2000, the Audit Committee of the Fund reviewed information presented by the Fund's independent accountants that addressed the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Effective February 5, 2001, new Securities and Exchange Commission rules generally require the disclosure in a Fund's proxy statement of whether the Fund's Audit Committee considered whether the provision of non-audit services to the Fund and of professional services to the Fund's adviser and to entities controlling, controlled by and under common control with the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants. Because the Fund's Audit Committee has not met since these new rules became effective, the Audit Committee has not expressly considered whether the provision by the Fund's independent accountants of such services is compatible with maintaining the independence of the Fund's accountants. Nevertheless, the Audit Committee is generally aware of the nature and extent of the fees earned by the Fund's independent accountants from such non-audit services.

  The Fund knows of no direct or indirect interest of PwC in the Fund.

                                OTHER BUSINESS

  The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

  Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

  Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 2000, its Reporting Persons complied with all applicable filing requirements.

  Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser, within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.

  The Fund adopted an Audit Committee Charter on March 16, 2000, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PwC, the Fund's independent auditors, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The members of the Fund's Audit Committee are Messrs. William J. Potter, E. Duff Scott and Peter D. Sacks.

  The Board of Directors also has a standing Contract Review Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Administration Agreement, the Investor Relations Services Agreement and other agreements.

  In December 2000, the Fund established an interim Nominating Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The interim Nominating Committee was actively engaged in the review of all recent director appointments and nominations. In March 2001, the Fund established a permanent Nominating Committee. The Nominating Committee will not consider nominees recommended by security holders.

  During the Fund's fiscal year ended October 31, 2000, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, a special Due Diligence Committee, organized in connection with the acquisition of the Investment Manager and the Investment Adviser by Aberdeen Asset Management PLC, held three meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office (except Dr. Anton E. Schrafl, Rt. Hon. Malcolm Fraser and Michael R. Horsburgh) attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

  Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors are as follows: Hugh Young (age 42), President (since 2001); David Manor (age 60), Treasurer (since inception); Ouma Sananikone (age 42), Vice President (since 2001) and Chief Investment Officer (since 1995); Michael Karagianis (age 37), Assistant Vice President (since 2001); Barry G. Sechos (age 39), Assistant Treasurer (since 1995); Roy
M. Randall (age 64), Secretary (since inception); Allan S. Mostoff (age 68), Assistant Secretary (since inception); Sander M. Bieber (age 51), Assistant Secretary (since 1999); and Margaret A. Bancroft (age 62), Assistant Secretary (since inception).

  The respective principal occupations and employment during the past five years of the Fund's officers are as follows: Hugh Young, as set forth above under "Proposal 1: Election of Class III Directors;" David Manor, Managing Director (since 1998) of the Fund's Investment Manager, Executive Director (from 1985 to 1998) of the Fund's Investment Adviser, Treasurer (since inception) of The First Commonwealth Fund, Inc., Treasurer (since 1987) of The First Australia Fund, Inc., Treasurer (since 1987) of The First Australia Prime Income Fund, Inc.; Ouma Sananikone, Chief Executive Officer (since
1997), Investment Director and a Director (since 1994) of the Fund's Investment Adviser, Director (since 2000) of the Fund's Investment Manager, Vice President (since 2001), Assistant Vice President (1995-2001); and Chief Investment Officer (since 1995) of The First Commonwealth Fund, Inc., The First Australia Fund, Inc., and The First Australia Prime Income Fund, Inc.; Barry G. Sechos, General Counsel (since 1993) and a Director (since 1994) of the Fund's Investment Adviser, Director (since 2000) of the Fund's Investment Manager, Director (since 1998) of EquitiLink Holdings Limited; Michael Karagianis, Assistant Vice President (since 2001) of the First Commonwealth Fund, Inc., The First Australia Fund, Inc., and The First Australia Prime Income Fund, Inc., Director of Economics and Investment Strategy (since 1999) of the Fund's Investment Adviser, Director of Portfolio Investment (1995-1999) of County Investment Management; Roy M. Randall, Partner (since 1997) of Stikeman, Elliott (law firm) and Partner (1981-1996) of Freehill Hollingdale & Page (law firm); Allan S. Mostoff, Sander M. Bieber and Margaret A. Bancroft, Partners of Dechert (law firm).

  Mr. Hugh Young, Ms. Ouma Sananikone, Mr. David Manor, Mr. Michael Karagianis, and Mr. Barry G. Sechos serve as executive officers of the Fund. As of January 31, 2001, the executive officers of the Fund owned no shares of the Fund's common or preferred stock.

  Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the "Investment Manager") serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated December 22, 2000 and an advisory agreement dated December 22, 2000, respectively.

  The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (formerly known as EquitiLink Limited) ("AAMHL"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG.

  On December 22, 2000, all of the shares of EquitiLink International Management Limited (the Investment Manager), of EquitiLink Limited ("EL," parent of EquitiLink Australia Limited, the Investment Adviser), and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen Asset Management PLC ("Aberdeen") (the "Aberdeen Transaction"), pursuant to a Share Sale Agreement between Aberdeen on the one side and EquitiLink Holdings Limited ("EHL", parent of EL), EIML Australia Pty Limited (parent of the Investment Manager) and the shareholders of EICIL on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Laurence S. Freedman and Brian M. Sherman were directors and the principal shareholders of the Investment Manager, and Mr. David Manor was the Managing Director of the Investment Manager and an affiliate of entities which were also shareholders of the Investment Manager. Messrs. Freedman and Sherman then also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman of the Investment Adviser. In connection with the Aberdeen Transaction, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as directors of the Investment Manager. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Holdings Limited and of EIML Australia Pty Limited, of both of which Mr. Manor is also a shareholder.

  Mr. Martin Gilbert, a Director of the Fund, also serves as a director of the Investment Manager and the Investment Adviser, and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, the parent of the Investment Manager and the Investment Adviser. Mr. Gilbert is a shareholder of Aberdeen Asset Management PLC. Mr. Hugh Young, a Director and President of the Fund, also serves as a director of the Investment Manager and the Investment Adviser, and as an Executive Director of Aberdeen Asset Management PLC. Mr. Young is a shareholder of Aberdeen Asset Management PLC.

  Under the terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management), a wholly-owned subsidiary of the Investment Manager, provides investor relations services to the Fund for a monthly retainer of $4,000.

  Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2000. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2000.

                              Compensation Table
                          Fiscal Year Ended 10/31/00

                                                                         Total
                                         Pension or                   Compensation
                          Aggregate      Retirement      Estimated     From Fund
                         Compensation Benefits Accrued    Annual     and Associated
                             From        As Part of    Benefits Upon   Funds Paid
Name of Director          Registrant   Fund Expenses    Retirement    to Directors
----------------         ------------ ---------------- ------------- --------------
Sir Roden Cutler*.......   $ 5,503          N/A             N/A        $84,556(3)
David Lindsay Elsum.....   $12,500          N/A             N/A        $40,265(3)
Rt. Hon. Malcolm
 Fraser**...............   $ 9,150          N/A             N/A        $27,593(3)
Laurence S. Freedman....         0          N/A             N/A              0(3)
Michael Gleeson-
 White***...............   $12,000          N/A             N/A        $12,000(1)
David Manor****.........         0          N/A             N/A              0(2)
Neville J. Miles........   $11,000          N/A             N/A        $39,456(3)
William J. Potter.......   $13,500          N/A             N/A        $43,750(3)
Peter D. Sacks..........   $12,500          N/A             N/A        $41,969(3)
E. Duff Scott...........   $13,000          N/A             N/A        $13,000(1)
John T. Sheehy..........   $13,000          N/A             N/A        $45,250(3)
Brian M. Sherman***.....         0          N/A             N/A              0(3)
Warren C. Smith.........   $12,000          N/A             N/A        $12,000(1)
Preferred Directors:
Dr. Anton E. Schrafl....   $10,000          N/A             N/A        $25,419(2)
Michael R.
 Horsburgh*****.........   $10,000          N/A             N/A        $35,250(3)

-------
*  Sir Roden Cutler retired from the Board of Directors effective December
   1999.
** Rt. Hon. Malcolm Fraser resigned from the Board of Directors effective June
   2000.
*** Michael Gleeson-White and Brian Sherman resigned from the Board of
    Directors effective December 2000.
**** David Manor resigned from the Board of Directors effective October 2000. ***** Michael R. Horsburgh resigned from the Board of Directors effective
      October 2000.

                            ADDITIONAL INFORMATION

  Administrator. The Fund's administrator is Princeton Administrators, L.P., Box 9095, Princeton, NJ 08543.

  Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Innisfree M&A ("Innisfree") has been retained to assist in the solicitation of proxies. Innisfree will be paid approximately $6,000 by the Fund and the Fund will reimburse Innisfree for its related expenses.

  Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 19, 2001. In addition, as the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Innisfree if the Fund has not yet received their vote. Authorization to permit Innisfree to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  In all cases where a telephonic proxy is solicited, the Innisfree representative is required to ask the shareholder for such shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to Innisfree by the Fund, then the Innisfree representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Innisfree representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Innisfree will record the shareholder's instructions on the card. Within 72 hours, Innisfree will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call Innisfree immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  Beneficial Ownership. To the best of the Fund's knowledge, based upon filings with the Securities and Exchange Commission as of February 14, 2001, the only beneficial owner of more than five percent of the voting securities of the Fund is:

    Title
     of          Name and Address of        Number of Shares
    Class          Beneficial Owner        Beneficially Owned Percent of Class
    -----        -------------------       ------------------ ----------------
   Common                                     1,764,720           19.05%
    Stock,  First Union Corporation
    par     One First Union Center
    value   Charlotte, NC 28228-0137
    $0.01   (parent holding company for
    per     Tattersall Advisor Group, Inc.
    share   and First Union National Bank)

  Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2002 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by November 19, 2001.

  Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2002 which they do not wish to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals no sooner than December 20, 2001 and no later than January 19, 2002 in the form prescribed in the Fund's By-Laws.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

800 Scudders Mill Road
Plainsboro, New Jersey 08536
March 19, 2001

                                                                      EXHIBIT A

                       THE FIRST COMMONWEALTH FUND, INC.

                            AUDIT COMMITTEE CHARTER

Mission

  The mission of the Audit Committee (the "Committee") of The First Commonwealth Fund, Inc. (the "Fund") is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and the quality and objectivity of the Fund's financial statements. The Committee will also report to the Board of Directors (the "Board"), if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the auditor.

  The function of the Committee in this capacity is oversight; it is the responsibility of the Fund and the Manager to maintain appropriate systems for accounting and internal control, and the responsibility of the Fund's independent auditors to plan and carry out a proper audit.

  The independent auditors are directly accountable to the Committee and to the Board.

Committee Membership

  The Committee shall be composed of at least three independent directors with the qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to play a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund's investment manager, EquitiLink International Management Limited (the "Manager"), and the staff of the Fund's investment adviser, EquitiLink Australia Limited (the "Adviser").

Qualifications of Committee Members

  The Committee must have at least three independent directors. Independent directors may not be officers of the Fund and should be free of any relationships that would interfere with the exercise of independent judgment. A director with any of the following five relationships will not be considered independent for this purpose:

  (a) Employee. A director who is an employee (including non-employee executive officers) of the Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. An affiliate includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

  (b) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Committee only if the Fund's Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board will consider, among other things, the materiality of the relationship to the Fund, to the director, and, if applicable, to the organization with which the director is affiliated.

  "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Fund, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Committee without the above-referenced Board determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Fund,
(2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the Fund.

  (c) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the Fund's executives serves on that Fund's compensation committee may not serve on the Committee.

  (d) Immediate Family. A director who is an immediate family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship. An immediate family member includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

  Notwithstanding the requirements of Parts (a) and (d) above, one director who is no longer an employee or who is an immediate family member of a former executive officer of the Fund or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Committee if the Fund's Board determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

  Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund's Board in its business judgment. At least one member of the Committee must have accounting or related financial experience, as the Fund's Board interprets such qualification in its business judgment.

Duties and Powers

  To carry out its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

  1. to recommend annually to the Board the selection, retention, or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting, auditing, or tax services to the Manager and to receive the auditors' specific representations as to their independence, delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board ("ISB") Standard No. 1./(1)/ This should include information on whether the independent auditor performs any significant non-auditing services for the Fund. The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectives and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

  2. to recommend new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;
-------
(1) ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.

  3. to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards ("SAS") No. 61,/(2)/
(iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (iv) to review the form of opinion the auditors propose to render to the Board and shareholders, and (v) to review the performance of the auditor;

  4. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

  5. to review the fees charged by the auditors for audit and non-audit services;

  6. to confer with the officers of the Fund to the extent necessary in its review of the internal controls, accounting practices, fiscal structure and fiscal reporting of the Fund, and as appropriate report to the Board concerning the business of the Committee;

  7. to establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

  8. to investigate improprieties or suspected improprieties and Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

  9. to review the Fund's financial reporting practices, including (i) accounting policies and practices and significant judgments that may affect the financial statements of the Fund and the selection made from among alternative accounting treatments; (ii) effects of changes in accounting standards that may significantly affect financial reporting practices; (iii) reasons for major year-to-year variations in financial statements; and (iv) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities;

  10. to review the Fund's system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

  11. to review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities; and

  12. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
-------
(2) SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions;
     (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

Other Powers and Responsibilities

  1. The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

  2. Each December, the Committee shall issue a report indicating whether the Committee (i) reviewed and discussed the financial statements with management;
(ii) discussed the matters required by SAS 61, as modified or supplemented; and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee's report should also indicate whether the audit committee, based on its review and its discussions with management and the auditors, recommends to the Board that the financial statements be included in the Fund's annual report for the last fiscal year.

  3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

  4. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

March 16, 2000

                                     PROXY

                        THE FIRST COMMONWEALTH FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Shareholders -- April 19, 2001

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Michael Karagianis, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on April 19, 2001 at 3:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------

                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?

-------------------------                           ---------------------------

-------------------------                           ---------------------------

-------------------------                           ---------------------------

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE


--------------------------------------------------------------------------------
                        THE FIRST COMMONWEALTH FUND, INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address change or comment has been noted             / /
on the reverse side of this card.

                                                             Date --------------

      Please be sure to sign and date this Proxy.
--------------------------------------------------------------------------------

      Shareholder sign here _______________       Co-owner sign here ___________

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Item 1.

(1) The election of three Directors to serve as Class III Directors for a three-year term:

                            For All Nominees     Withhold      For All Except
     Martin J. Gilbert           / /               / /            / /
     Neville J. Miles            / /               / /            / /
     Warren C. Smith             / /               / /            / /

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

The appointed proxies will vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES:

                                      PROXY

                        THE FIRST COMMONWEALTH FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Shareholders -- April 19, 2001

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Michael Karagianis, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series W-7 of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on April 19, 2001 at 3:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.


--------------------------------------------------------------------------------

                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?

-------------------------                           ---------------------------

-------------------------                           ---------------------------

-------------------------                           ---------------------------

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                        THE FIRST COMMONWEALTH FUND, INC.
--------------------------------------------------------------------------------

                   AUCTION MARKET PREFERRED STOCK, SERIES W-7

Mark box at right if an address change or comment has been noted             / /
on the reverse side of this card.


                                                               Date ------------

     Please be sure to sign and date this Proxy.
--------------------------------------------------------------------------------

     Shareholder sign here ________________ Co-owner sign here _________________

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Item (2).

2. The election of two Directors to represent the interests of the holders of preferred stock for the ensuing year:

                                  For All Nominees    Withhold    For All Except
     Dr. Anton E. Schrafl               / /             / /           / /
     John T. Sheehy                     / /             / /           / /

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

The appointed proxies will vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES: